Exhibit 99.10c

JPMORGAN FUNDS

FORM OF
COMBINED AMENDED AND RESTATED
DISTRIBUTION PLAN

Section 1.              This Combined Amended and Restated Distribution Plan (“Plan”) has been adopted by each of the entities listed on Schedule A, each of which is a corporation, business trust or statutory trust as indicated on Schedule A (each referred to herein as the “Trust”), with respect to one or more series of the Trust as listed in Schedule B to this Plan (each a “Fund”), pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (“1940 Act”), and relates to the classes of shares of beneficial interest (“Shares”) specified in Schedule B (each a “Class”).  This Plan represents the combination, amendment and restatement of the existing distribution plans adopted under Rule 12b-1 under the 1940 Act by each Trust with respect to the Classes of Shares specified in Schedule B.

Section 2.              Each Fund may incur with respect to a Class, expenses at the annual rate listed under the column “Distribution Fee” on Schedule B, subject to the limitations imposed, from time to time, by applicable rules of the National Association of Securities Dealers, Inc. (“NASD”) on each Fund and its distributor (“Distributor”).

Section 3.              Amounts set forth under the column “Distribution Fee” on Schedule B may be used to finance any activity that is primarily intended to result in the sale of the Shares, including, but not limited to, (i) the development, formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, magazine, newspaper, electronic and media advertising; (ii) the preparation, printing and distribution of prospectuses, statements of additional information and reports and any supplements thereto (other than prospectuses, statements of additional information and reports and any supplements thereto used for regulatory purposes or distributed to existing shareholders of each Fund); (iii) the preparation, printing and distribution of sales literature; (iv) expenditures for sales or distribution support services, including in-house telemarketing support services and expenses; (v) preparation of information, analyses and opinions with respect to marketing and promotional activities; (vi) commissions, incentive compensation, finders fees or other compensation paid to, and expenses of employees of the Distributor, brokers, dealers and other financial institutions that are attributable to any distribution and/or sales support activities, including interest expenses and other costs associated with financing of such commissions, compensation, fees, and expenses; (vii) travel, equipment, printing, delivery and mailing costs, overhead and other office expenses of the Distributor attributable to any distribution and/or sales support activities; (viii) the costs of administering this Plan; (ix) expenses of organizing and conducting sales seminars; and (x) any other costs and expenses relating to any distribution and/or sales support activities relating to the sale of Shares.  To the extent that amounts paid hereunder are not used specifically to reimburse the Distributor for any such cost or expense, such amounts may be treated as compensation for the Distributor’s distribution-related services.  All amounts expended pursuant to the Plan shall be paid to the Distributor and are the legal obligation of the applicable Fund and not of the Distributor.

Section 4.              This Plan shall not take effect until it has been approved, together with any related agreements, by votes of the majority of both (a) the Board of Trustees of the Trust with respect to each Fund and (b) those trustees of the Trust who are not “interested persons” of each Fund (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (“Non-Interested Trustees”), cast in person at a meeting called, among other things, for the purpose of voting on this Plan or such agreements.

Section 5.              Unless sooner terminated pursuant to Section 7 of this Plan, this Plan shall continue in effect for a period of one year from the date it takes effect and thereafter shall continue in effect so long as such continuance is specifically approved at least annually in the manner provided in Section 4 of this Plan.

Section 6.              The Distributor shall provide to the Board of Trustees and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended in accordance with the Plan and the purposes for which such expenditures were made.

Section 7.              This Plan may be terminated at any time with respect to any Class by vote of a majority of the Non-Interested Trustees, or by the “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of such Class.

Section 8.              Any agreement related to this Plan shall be made in writing and shall provide:

(a)           that, with respect to any Fund or Class, such agreement may be terminated at any time, without payment of any penalty, by the vote of a majority of the Non-Interested Trustees or by the “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of such Fund or Class, on not more than sixty (60) days’ written notice to any other party to the agreement; and

(b)           that such agreement shall terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

Section 9.              This Plan may not be amended with respect to any Class of any Fund to increase materially the amount of distribution expenses provided for in the column “Distribution Fee” on Schedule B hereto unless such amendment is approved by a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of such Class, and no material amendment to the Plan shall be made unless approved in the manner provided for in Section 4 of this Plan.

Adopted:  August 19, 2004

SCHEDULE A

JPMORGAN FUNDS

COMBINED AMENDED AND RESTATED DISTRIBUTION PLAN

(Effective August 19, 2004)

Name of the Trust

Name of Entity	State and Form of Organization
J.P. Morgan Fleming Mutual Fund Group, Inc.*	Maryland corporation
J.P. Morgan Institutional Funds*	Massachusetts business trust
J.P. Morgan Mutual Fund Group*	Massachusetts business trust
J.P. Morgan Mutual Fund Investment Trust*	Massachusetts business trust
J.P. Morgan Mutual Fund Select Group*	Massachusetts business trust
J.P. Morgan Mutual Fund Select Trust*	Massachusetts business trust
J.P. Morgan Mutual Fund Series**	Massachusetts business trust
J.P. Morgan Mutual Fund Trust*	Massachusetts business trust
J.P. Morgan Series Trust*	Massachusetts business trust
Undiscovered Managers Funds	Massachusetts business trust

*

On August 19, 2004, the Boards of Trustees of these Trusts approved the reorganization and redomiciliation of the Funds included in those Trusts with and into corresponding series of J.P. Morgan Mutual Fund Series, subject in each case to the approval of each reorganization and redomiciliation transaction on a Fund-by-Fund basis by the shareholders of the affected Funds at a shareholder meeting to be held January 20, 2005 (“Shell Reorganization”).  To the extent that all of the Funds in a Trust approve the Shell Reorganization, this Plan shall not be effective, or shall cease to be effective, with respect to that Trust.

**

On August 19, 2004, the Board of Trustees of J.P. Morgan Mutual Fund Series approved the redomiciliation of J.P. Morgan Mutual Fund Series as a Delaware statutory trust to be known as JPMorgan Trust I, subject to the approval of the redomiciliation transaction by shareholders of J.P. Morgan Mutual Fund Series at a shareholder meeting to be held January 20, 2005 (“Redomiciliation”).  If the Redomiciliation is approved by shareholders, this Plan shall continue in effect with respect to each remaining Fund that is a series of J.P. Morgan Mutual Fund Series following the Redomiciliation for the remaining term of this Plan and JPMorgan Trust I shall succeed to the rights and obligations of J.P. Morgan Mutual Fund Series under this Plan effective as of the close of business on the Closing Date with respect to the Redomiciliation.

A-1

SCHEDULE B

JPMORGAN FUNDS

COMBINED AMENDED AND RESTATED DISTRIBUTION PLAN

(Effective August 19, 2004)

Money Market Funds

Name as of August 19, 2004	New Name as of February 19, 2005	Share Class	Distribution Fee (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
JPMorgan 100% U.S. Treasury Securities Money Market Fund	JPMorgan 100% U.S. Treasury Securities Money Market Fund	Morgan	0.10%
		Reserve	0.25%
JPMorgan California Tax Free Money Market Fund	JPMorgan California Municipal Money Market Fund	Morgan	0.10%
JPMorgan Federal Money Market Fund	JPMorgan Federal Money Market Fund	Morgan	0.10%
		Reserve	0.25%
JPMorgan Liquid Assets Money Market Fund(1)	JPMorgan Liquid Assets Money Market Fund	Morgan	0.10%
JPMorgan New York Tax Free Money Market Fund	JPMorgan New York Municipal Market Fund	Morgan	0.10%
		Reserve	0.25%
JPMorgan Prime Money Market Fund	JPMorgan Prime Money Market Fund	Morgan	0.10	%(2)
		Reserve	0.25%
		Cash Management	0.50%
JPMorgan Tax Free Money Market Fund	JPMorgan Tax Free Money Market Fund	Morgan	0.10%
		Reserve	0.25%
JPMorgan Treasury Plus Money Market Fund(3)	JPMorgan Treasury Plus Money Market Fund	Morgan	0.10%
		Reserve	0.25%

(1)           Shareholders of the JPMorgan Liquid Assets Money Market Fund will be asked to approve the reorganization of that Fund with and into the One Group Prime Money Market Fund at a shareholder meeting to be held January 20, 2005.  If shareholders approve the reorganization, the JPMorgan Liquid Assets Money Market Fund will no longer be part of this Distribution Plan effective upon the closing of the reorganization, which is expected to occur on or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree.

(2)           Morgan Class shareholders of the JPMorgan Prime Money Market Fund will be asked to approve the 0.10% fee to be charged pursuant to this Distribution Plan at a shareholder meeting to be held January 20, 2005.  This 0.10% fee with respect to the Morgan Class shares of the JPMorgan Prime Money Market Fund shall not be effective until the later of (1) the date that the requisite shareholder approval under the Investment Company Act of 1940 is obtained or (2) February 19, 2005.

(3)           Shareholders of the JPMorgan Treasury Plus Money Market Fund will be asked to approve the reorganization of that Fund with and into the One Group U.S. Treasury Securities Money Market Fund at a shareholder meeting to be held January 20, 2005.  If shareholders approve the reorganization, the JPMorgan Treasury Plus Money Market Fund will no longer be part of this Distribution Plan effective upon the closing of the reorganization, which is expected to occur on or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree.

Name as of August 19, 2004	New Name as of February 19, 2005	Share Class	Distribution Fee (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
JPMorgan U.S. Government Money Market Fund(4)	JPMorgan U.S. Government Money Market Fund	Morgan	0.10%

Equity Funds

Name as of August 19, 2004	New Name as of February 19, 2005	Share Class	Distribution Fee (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
JPMorgan Capital Growth Fund	JPMorgan Capital Growth Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan Disciplined Equity Fund	JPMorgan Disciplined Equity Fund	Class A	0.25%
JPMorgan Diversified Fund	JPMorgan Diversified Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan Dynamic Small Cap Fund	JPMorgan Dynamic Small Cap Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan Equity Growth Fund(5)	JPMorgan Equity Growth Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%

(4)           Shareholders of the JPMorgan U.S. Government Money Market Fund will be asked to approve the reorganization of that Fund with and into the One Group Government Money Market Fund at a shareholder meeting to be held January 20, 2005.  If shareholders approve the reorganization, the JPMorgan U.S. Government Money Market Fund will no longer be part of this Distribution Plan effective upon the closing of the reorganization, which is expected to occur on or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree.

(5)           Shareholders of the JPMorgan Equity Growth Fund will be asked to approve the reorganization of that Fund with and into the One Group Large Cap Growth Fund at a shareholder meeting to be held January 20, 2005.  If shareholders approve the reorganization, the JPMorgan Equity Growth Fund will no longer be part of this Distribution Plan effective upon the closing of the reorganization, which is expected to occur on or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree.

Name as of August 19, 2004	New Name as of February 19, 2005	Share Class	Distribution Fee (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
JPMorgan Equity Income Fund(6)	JPMorgan Equity Income Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan Fleming Asia Equity Fund	JPMorgan Asia Equity Fund	Class A	0.25%
JPMorgan Fleming Emerging Markets Equity Fund	JPMorgan Emerging Markets Equity Fund	Class A	0.25%
		Class B	0.75%
JPMorgan Fleming International Equity Fund	JPMorgan International Equity Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan Fleming International Growth Fund	JPMorgan International Growth Fund	Class A	0.25%
		Class B	0.75%
JPMorgan Fleming International Opportunities Fund	JPMorgan International Opportunities Fund	Class A	0.25%
		Class B	0.75%
JPMorgan Fleming International Small Cap Equity Fund	JPMorgan International Small Cap Equity Fund	Class A	0.25%
		Class B	0.75%
JPMorgan Fleming International Value Fund	JPMorgan International Value Fund	Class A	0.25%
		Class B	0.75%
JPMorgan Fleming Intrepid European Fund	JPMorgan Intrepid European Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan Fleming Japan Fund	JPMorgan Japan Fund	Class A	0.25%
		Class B	0.75%
JPMorgan Fleming Tax Aware International Opportunities Fund	JPMorgan Tax Aware International Opportunities Fund	Class A

(6)           Shareholders of the JPMorgan Equity Income Fund will be asked to approve the reorganization of that Fund with and into the One Group Equity Income Fund at a shareholder meeting to be held January 20, 2005.  If shareholders approve the reorganization, the JPMorgan Equity Income Fund will no longer be part of this Distribution Plan effective upon the closing of the reorganization, which is expected to occur on or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree.

Name as of August 19, 2004	New Name as of February 19, 2005	Share Class	Distribution Fee (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
JPMorgan Global 50 Fund(7)	JPMorgan Global 50 Fund	Class A	0.25%
JPMorgan Global Healthcare Fund	JPMorgan Global Healthcare Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan Growth and Income Fund	JPMorgan Growth & Income Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan Intrepid America Fund	JPMorgan Intrepid America Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan Intrepid Growth Fund	JPMorgan Intrepid Growth Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan Intrepid Investor Fund	JPMorgan Intrepid Contrarian Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan Intrepid Value Fund	JPMorgan Intrepid Value Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan Market Neutral Fund	JPMorgan Market Neutral Fund	Class A	0.25%
		Class B	0.75%
JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Equity Fund	Class A	0.25%
		Class B	0.75%
JPMorgan Mid Cap Growth Fund	JPMorgan Mid Cap Growth Fund	Class A	0.25%
		Class B	0.75%
JPMorgan Mid Cap Value Fund	JPMorgan Mid Cap Value Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%

(7)           Shareholders of the JPMorgan Global 50 Fund will be asked to approve the reorganization of that Fund with and into the JPMorgan Fleming International Opportunities Fund at a shareholder meeting to be held January 20, 2005.  If shareholders approve the reorganization, the JPMorgan Global 50 Fund will no longer be part of this Distribution Plan effective upon the closing of the reorganization, which is expected to occur on or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree.

Name as of August 19, 2004	New Name as of February 19, 2005	Share Class	Distribution Fee (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Equity Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan Small Cap Growth Fund(8)	JPMorgan Small Cap Growth Fund	Class A	0.25%
JPMorgan Tax Aware U.S. Equity Fund	JPMorgan Tax Aware U.S. Equity Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan U.S. Equity Fund	JPMorgan U.S. Equity Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
UM Small Cap Growth Fund	Undiscovered Managers Small Cap Growth Fund	Class A	0.25%
Undiscovered Managers Behavioral Growth Fund	Undiscovered Managers Behavioral Growth Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
		Investor	0.35%
Undiscovered Managers Behavioral Value Fund	Undiscovered Managers Behavioral Value Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
Undiscovered Managers REIT Fund	Undiscovered Managers REIT Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%

(8)           Shareholders of the JPMorgan Small Cap Growth Fund will be asked to approve the reorganization of that Fund with and into the One Group Small Cap Growth Fund at a shareholder meeting to be held January 20, 2005.  If shareholders approve the reorganization, the JPMorgan Small Cap Growth Fund will no longer be part of this Distribution Plan effective upon the closing of the reorganization, which is expected to occur on or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree.

Fixed Income Funds

Name as of August 19, 2004	New Name as of February 19, 2005	Share Class	Distribution Fee (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
JPMorgan Bond Fund	JPMorgan Bond Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan Bond Fund II(9)	JPMorgan Bond Fund II	Class A	0.25%
		Class B	0.75%
JPMorgan California Bond Fund	JPMorgan California Tax Free Bond Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan Enhanced Income Fund	JPMorgan Enhanced Income Fund	Class A	0.25%
JPMorgan Global Strategic Income Fund	JPMorgan Global Strategic Income Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
		Class M	0.50%
JPMorgan Intermediate Tax Free Income Fund	JPMorgan Intermediate Tax Free Income Fund(10)	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan New Jersey Tax Free Income Fund	JPMorgan New Jersey Tax Free Bond Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%

(9)           Shareholders of the JPMorgan Bond Fund II will be asked to approve the reorganization of that Fund with and into the One Group Bond Fund at a shareholder meeting to be held January 20, 2005.  If shareholders approve the reorganization, the JPMorgan Bond Fund II will no longer be part of this Distribution Plan effective upon the closing of the reorganization, which is expected to occur on or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree.

(10)         On August 19, 2004, the Board of Trustees of J.P. Morgan Mutual Fund Select Trust approved, on behalf of the JPMorgan Intermediate Tax Free Income Fund, a proposed reorganization pursuant to which the One Group Intermediate Tax-Free Bond Fund will merge with and into JPMorgan Intermediate Tax Free Income Fund if approval of the acquired fund’s shareholders is obtained. If shareholder approval of the proposed reorganization is not obtained, effective February 19, 2005, the name of the JPMorgan Intermediate Tax Free Income Fund will remain unchanged.  If shareholder approval of the proposed reorganization is obtained, upon the closing of that reorganization, which is expected to occur or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree, the JPMorgan Intermediate Tax Free Income Fund will assume the name “JPMorgan Intermediate Tax Free Bond Fund.”

Name as of August 19, 2004	New Name as of February 19, 2005	Share Class	Distribution Fee (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
JPMorgan New York Intermediate Tax Free Income Fund	JPMorgan New York Tax Free Bond Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan Short Term Bond Fund	JPMorgan Short Term Bond Fund	Class A	0.25%
JPMorgan Short Term Bond Fund II	JPMorgan Short Term Bond Fund II	Class A	0.25%
		Class M	0.35%
JPMorgan Strategic Income Fund(11)	JPMorgan Strategic Income Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
		Class M	0.50%
JPMorgan Tax Aware Enhanced Income Fund	JPMorgan Tax Aware Enhanced Income Fund	Class A	0.25%
JPMorgan Tax Aware Real Income Fund	JPMorgan Tax Aware Real Income Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
JPMorgan Tax Free Income Fund(12)	JPMorgan Tax Free Income Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%

(11)         Shareholders of the JPMorgan Strategic Income Fund will be asked to approve the reorganization of that Fund with and into the JPMorgan Global Strategic Income Fund at a shareholder meeting to be held January 20, 2005.  If shareholders approve the reorganization, the JPMorgan Strategic Income Fund will no longer be part of this Distribution Plan effective upon the closing of the reorganization, which is expected to occur on or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree.

(12)         Shareholders of the JPMorgan Tax Free Income Fund will be asked to approve the reorganization of that Fund with and into the One Group Tax-Free Bond Fund at a shareholder meeting to be held January 20, 2005.  If shareholders approve the reorganization, the JPMorgan Tax Free Fund will no longer be part of this Distribution Plan effective upon the closing of the reorganization, which is expected to occur on or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree.

Name as of August 19, 2004	New Name as of February 19, 2005	Share Class	Distribution Fee (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
JPMorgan U.S. Treasury Income Fund(13)	JPMorgan U.S. Treasury Income Fund	Class A	0.25%
		Class B	0.75%

(13)         Shareholders of the JPMorgan U.S. Treasury Income Fund will be asked to approve the reorganization of that Fund with and into the One Group Government Bond Fund at a shareholder meeting to be held January 20, 2005.  If shareholders approve the reorganization, the JPMorgan U.S. Treasury Income Fund will no longer be part of this Distribution Plan effective upon the closing of the reorganization, which is expected to occur on or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree.